UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2022

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 8.01	Other Events.

On July 1, 2022, Clovis Oncology, Inc. (the “Company”) had a Type A meeting with the FDA to discuss the Company’s plans for an sNDA submission to the FDA for a first-line maintenance treatment indication for women with advanced ovarian cancer who have responded to first-line platinum-based chemotherapy, based on the results of the monotherapy portion of the ATHENA Phase 3 trial (ATHENA-MONO). FDA maintains their recommendation that the Company wait for more mature overall survival data to submit the sNDA or, if the Company chooses to submit the sNDA prior to receiving more mature overall survival data, then the sNDA may need to be discussed at an Oncologic Drugs Advisory Committee meeting. In addition, FDA will consider overall survival data from other rucaparib clinical trials when it reviews the ATHENA-MONO dataset. Following the Type A meeting with the FDA, the Company currently intends to submit the sNDA during the third quarter of 2022. There can be no assurances regarding the timing or outcome of the FDA review of the Company’s sNDA submission. Additionally, the Company continues to prepare a Type II variation for submission to the EMA for the same indication and plans to submit that filing in the third quarter of 2022 as well.

To the extent that statements contained in this current report are not descriptions of historical facts regarding Clovis Oncology, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements contained in this press release include, among others, statements of our expectations concerning future regulatory activities, expectations for submission of regulatory filings, our plans to submit additional data to, or meet with, the FDA with respect to the status of or plans for ongoing or planned trials and regulatory submissions. Such forward-looking statements involve substantial risks and uncertainties that could cause Clovis Oncology’s actual results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in drug discovery and clinical development, including the outcome of clinical trials, and actions by the FDA, the EMA or other regulatory authorities regarding data required to support drug applications and whether to approve drug applications. Clovis Oncology undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Clovis Oncology’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its other reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOVIS ONCOLOGY, INC.

July 6, 2022	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel